UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                               September 28, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

               P.O. Box 2115, Addison, TX               75001-2115
        (Address of principal executive offices)        (ZIP Code)

                               1 (214) 236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    -------------------------------------------------------------

ITEM 8.01.  OTHER EVENTS

     The board of directors of the Company has authorized 15 million shares of restricted common stock to be issued to David L. Pells, President and acting CEO of the Company for services performed for the Company during 2005 and 2006. Mr. Pells has received no salary from the Company since early 2005, but has continued to work on behalf of the Company during that time. He continues to act as President and CEO of the Company. The shares issued will be restricted against transfer and the certificates marked with a legend indicating the transfer prohibition.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006


                                      iWORLD PROJECTS & SYSTEMS, INC.


                                      By /s/ David Pells
                                      -------------------------------------
                                      David L. Pells, President, acting CEO